EXHIBIT 10.2

FIFTH AMENDMENT TO

LOAN AGREEMENT

Dated February 26, 2019 Between

LIGHTPATH TECHNOLOGIES, INC.,

a Delaware corporation

and

BANKUNITED, N.A.,

a national banking association

Dated as of May 9, 2023

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FIFTH AMENDMENT TO

LOAN AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AGREEMENT (“Fifth Amendment”) is made as of May 9, 2023, by and between LIGHTPATH TECHNOLOGIES, INC., a Delaware corporation, (“Borrower”), and BANKUNITED, N.A., a national banking association (“Lender”).

RECITALS

A. Borrower and Lender are parties to a Loan Agreement dated as of February 26, 2019 as amended by First Amendment to Loan Agreement dated as of May 6, 2019, but effective as of February 26, 2019 (the “First Amendment”), by Second Amendment to Loan Agreement dated as of December 20, 2021 (the “Second Amendment”) by Third Amendment to Loan Agreement dated as of May 11, 2022 (the Third Amendment”) and by Fourth Amendment to Loan Agreement dated as of February 7, 2023 (the “Fourth Amendment (collectively the “Loan Agreement”). Capitalized terms used, but not defined herein, shall have their respective meanings as set forth in the Loan Agreement.

B. Borrower and Lender have elected to further modify the terms and conditions of the Loan Agreement as more particularly set forth herein.

C. Borrower has requested that Lender release its security interest and UCC-1 Financing statement in Borrower’s personal property and other Collateral and accept a pledge of cash collateral in substitution thereof.

D. Lender is willing to accept cash collateral and release its security interest on the terms set forth in this Fifth Amendment.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Recitals; Defined Terms. The Recitals set forth above are true and correct and are incorporated herein by reference. Unless otherwise defined, all initially capitalized terms in this Fifth Amendment shall be as defined in the Loan Agreement.

2. Cash Collateral Account. Borrower has opened a cash collateral account (the “Account” 9855987421) with Lender in the amount of $2,457,150.99 and pledged its interest in the Account to Lender as security for the repayment of the Term Loan Facility pursuant to the Security Agreement.

3. Release of Security Interest. Within five (5) business days after Borrower’s and Guarantors’ execution of this Fifth Amendment, Lender will release its security interest in Borrower’s personal property and other Collateral securing the Loans other than the Account and file such UCC-3 amendments as are necessary to limit the Collateral only to the Account.

4. Release of Portion of Pledged Account. Within five (5) business days after the end of each calendar quarter hereafter commencing for the quarter ending June 30, 2023, Lender will release to Borrower from the Account cash equal to 110% of the principal reductions effected during such calendar quarter.

5. Modification of Loan Agreement. Sections 3.1, 3.2, 3.5, 6.6, 6.8, 7.2, 7.3, 7.4, 7.5, 7.7, 7.9, 8.1(c), 8.1(f), and 8.1(g) are deleted from the Loan Agreement and of no further force or effect. The definition of “Collateral” is hereby amended to mean and refer only to the Account. The definition of “Excluded Collateral” is hereby amended to mean and refer to all Property and assets of the Borrower and Guarantors, whether now owned or hereafter acquired, other than the Account. Exhibit “C” is hereby deleted in its entirety.

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6. No Other Changes. Except as specifically set forth herein all other terms and conditions remain in full force and effect.

7. Ratification of Guaranties. As a material inducement to Lender to enter into this Fifth Amendment, each Guarantor hereby agrees as follows:

(a) Guarantor acknowledges the continuing validity and effectiveness of the Guaranty Agreement and any other agreements, documents, or instruments securing or otherwise relating to the Guaranties previously executed and delivered by Guarantor (including without limitation any environmental indemnity agreement);

(b) Guarantor hereby joins in this Fifth Amendment for the purpose of consenting to: (i) this Fifth Amendment and all other matters, terms and conditions stated in this Fifth Amendment, and any other agreement, instrument or document executed simultaneously herewith;

(c) No offsets, defenses or counterclaims exist with respect to Guarantor’s obligations under the Guaranty Agreement;

(d) Guarantor hereby subordinates to Lender’s rights any claim or other right which Guarantor might now have or hereafter may acquire against Borrower, which arises from the existence or performance of Guarantors’ liability or other obligations under each Guaranty Agreement which Guarantors have executed in favor of Lender, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of Lender against Borrower or any of the Collateral or any other property securing the Loan, whether or not such claim, remedy, or right arises in equity, or under contract, statute, or common law; and

(e) The execution, delivery, and performance by Guarantor of this Fifth Amendment and all documents and agreements of Guarantor relating hereto (i) are within the duly authorized power of Guarantor, (ii) have been duly authorized by all requisite action, and (iii) will not violate any provision of law, any order of any court or other agency of government, or the terms and provisions of any court or other agency of government, or the terms and provisions of any agreement with any third party or any instrument under which Guarantor is organized and constituted.

8. Affirmation of Loan Documents. Borrower further hereby affirms each of its covenants and obligations under the Loan Documents and acknowledges that Lender has fully complied with each of its covenants and obligations under the Loan Documents. Borrower acknowledges that it has no defenses, set offs or counterclaims to its obligations under any of the Loan Documents.

9. Events of Default. Failure to comply in any respect with any term, condition or undertaking contained in this Fifth Amendment shall constitute an event of default by Borrower under this Fifth Amendment and each of the Loan Documents, as applicable.

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10. Release.

(a) As a material inducement to Lender to enter into this Fifth Amendment, each of Borrower and Guarantors (each an “Obligor”) hereby releases and discharges Lender and each of its agents, employees, directors, officers, attorneys, accountants, affiliates, representatives, receivers, trustees, subsidiaries, predecessors, successors and assigns (collectively, the “Released Parties”) from all claims, damages, losses, demands, liabilities, obligations, actions and causes of action whatsoever (whether arising in contract or in tort, and whether at law or in equity), which each Obligor may now have or claim to have against the Released Parties, whether known or unknown, matured or contingent, liquidated or unliquidated, arising from, in connection with, or in any way concerning or relating to (i) the Loan (ii) the Loan Documents (iii) this Fifth Amendment, or (iv) any action or inaction of any person or entity released hereunder with respect to the Loan, the Loan Documents, and this

Fifth Amendment (collectively “Claims”), except to the extent resulting from acts first arising after the execution and delivery of this Fifth Amendment and which are caused solely by Lender’s gross negligence or willful misconduct.

(b) In connection herewith, each Obligor hereby acknowledge that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Released Parties from any such unknown Claims.

(c) Each Obligor represents and warrants that it has not heretofore assigned or transferred, or purported to assign or to transfer, to any person any Claim released hereunder or any portion thereof or interest therein, and each Obligor agrees to indemnify, defend and hold the Released Parties harmless from and against any and all claims based on or arising out of any such assignment or transfer or purported assignment or transfer.

11. Waiver of Jury Trial. EACH OBLIGOR AND LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS FIFTH AMENDMENT OR ANY LOAN DOCUMENT OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH THIS FIFTH AMENDMENT OR ANY LOAN DOCUMENT, AND AGREE THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS FIFTH AMENDMENT.

Except as amended hereby the Loan Agreement remains in full force and effect.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF the parties have executed this Fifth Amendment as of the date first written above.

BORROWER: LIGHTPATH TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Sam Rubin
Sam Rubin, President

LENDER: BANKUNITED, N.A., a national banking association

By:	/s/ Monica Antongeorgi
Monica Antongeorgi, SVP

The following Guarantors acknowledge and consent to this Fifth Amendment as of the date first written above. GUARANTORS: GELTECH INC., a Delaware corporation

By:	/s/ Sam Rubin
Sam Rubin, President

ISP OPTICS CORPORATION, a New York corporation

By:	/s/ Sam Rubin
Sam Rubin, President

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LIGHTPATH OPTICAL INSTRUMENTATION (SHANGHAI) CO., LTD., a company formed under the law of the People’s Republic of China

By:	/s/ Sam Rubin

LIGHTPATH OPTICAL INSTRUMENTATION (ZHENJIANG) CO., LTD., a company formed under the law of the People’s Republic of China

By:	/s/ Sam Rubin

ISP OPTICS LATVIA, SIA, a company formed under the law of the Republic of Latvia

By:	/s/ Sam Rubin

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